UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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GLOBAL INDUSTRIES, LTD.

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Technip overview September 7th, 2011

Forward Looking Information This presentation includes statements that are not strictly historical statements, including, without limitation, Technip's operating results and economic performance, which statements constitute forward-looking statements. These statements are based on Technip's current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, the risk that the conditions to the merger set forth in the agreement and plan of merger will not be satisfied and the transactions will not be consummated; uncertainties as to the timing of the merger; uncertainties as to whether or not Global's stockholders will approve the merger; changes in Global's business during the period between now and the closing of the merger that could cause a condition to closing not to be satisfied; the successful integration of Global into Technip's business subsequent to the closing of the transaction; adverse reactions to the proposed transaction by clients or strategic partners; dependence on key personnel and customers; management of growth and organizational change; risks associated with litigation; and competitive actions in the marketplace. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise.

Technip overview Technip in snapshots Technip leadership in Subsea Technip in North America

The Group in snapshots

Our Business and Key Figures With engineering, technologies and project management, on land and at sea, safely and successfully delivering the best solutions for our clients in the energy business A regular workforce of 23,000 in 48 countries Industrial assets on all continents, a fleet of 18 operational vessels (2 others under construction) 2010 revenue: €6.1 billion (~ USD8.5 billion) 2010 operational margin: 10.2% Offshore Subsea Onshore Energy is at the core of Technip

Our Vision and Values to Take Technip Further Our vision: "meet the world energy challenge through our projects" Our four values are operational. They have ensured our success to the present and will take us forward. We are inspired by them Our industry believes in them Our clients experience them Our brand reflects them Trusting the team Doing the right thing Encouraging a fair return for all Building the future

Engineering and fabrication of fixed platforms for shallow waters (TPG 500, Unideck(r)) Engineering and fabrication of floating platforms for deep waters (Spar, semi- submersible platforms, FPSO) Leadership in floatover technology Floating Liquefied Natural Gas (FLNG) Management of construction yards Design, manufacture and supply of deepwater flexible and rigid pipelines, umbilicals, and riser systems Subsea construction and pipeline installation services Five state-of-the-art flexible pipe and umbilical manufacturing plants Four spoolbases for reeled pipeline assembly A constantly evolving fleet strategically deployed in the world's major offshore markets 3 Segments for One Technip Gas treatment and liquefaction (LNG), Gas-to-Liquids (GTL) Oil refining (refining, hydrogen and sulphur units) Onshore pipelines Petrochemicals (ethylene, aromatics, olefins, polymers, fertilizers) Biofuel and renewable energies Non-oil activities (principally in life sciences, metals & mining, construction) Subsea Offshore Onshore The best solutions across the value chain

A Unique Worldwide Footprint Aberdeen Paris St. John's Luanda Rio de Janeiro Houston Mumbai Kuala Lumpur Perth Lagos Vitoria Los Angeles Caracas Dande Lobito Port Harcourt Barcelona Lyon Rome Athens The Hague Dusseldorf St. Petersburg Evanton London Newcastle Abu Dhabi Doha Chennai Bangkok Singapore Jakarta Balikpapan Shanghai Pori Le Trait Bogota New Delhi Regional Headquarters / Operating centers Spoolbases Manufacturing plants (flexible pipelines) Manufacturing plants (umbilicals) Construction yard Tanjung Langsat Calgary Monterrey Oslo Orkanger Stavanger Services base Angra Porto Cairo Baghdad Al Khobar Warsaw Accra

A Growing and balanced backlog Subsea Offshore Onshore 2008 2009 2007 37% 6% 57% 49% 6% 45% 38% 6% 54% 9,390 7,208 8,018 34% 12% 9,228 2010 56% 2Q 2011 9,413 46% 16% 39% Backlog across segments € million (not audited) Europe / Russia Central Asia Africa Asia Pacific Americas Middle East €9,413 million Backlog by geography (June 30, 2011) 24% 17% 17% 13% 29%

Technip main recent projects 1st electrically trace- heated pipe in pipe Islay 3 semi-submersibles for Petrobras Semi-submersibles 1st offshore development in Ghana Jubilee 1st refinery in Vietnam Dung Quat refinery Deepest Spar in the world Perdido Spar Largest LNG trains in the world LNG projects Qatar 1st floating LNG unit worldwide Prelude FLNG

Excellence in HSE for all our Stakeholders The top priority Objective of zero incidents and injuries Integrated at a contract stage Training to relevant staff to all our staff & personnel working on our construction site under the Pulse leadership Program "I want Technip to become the reference company for Health, Safety and the Environment." Thierry Pilenko, Chairman & CEO

Responsible Human Resources: Our People are our Main Assets Effectively manage talent Harmonized human resources processes through the world (Human Resources Without Borders) Foster mobility in its 3 dimensions (geographic, functional and segmental) Train people and develop skills through Technip University Promote diversity 104 nationalities represented in the Group Our priority: develop talent pools worldwide and offer them exactly the same opportunities, regardless of countries or background

Technip leadership in Subsea

Technip Subsea Segment Flexible Pipes Umbilicals Rigid Pipelines Inspection, Repair & Maintenance Pipelaying Deep Water Installation & Construction Products Architecture and Engineering Services

Unmatched Vertically Integrated Business to Optimize Design & Execution

R&D (1)

World-class R&D facilities

Le Trait (France)

Aberdeen (UK)

Newcastle (UK)

Rio & Vitoria (Brazil)

- **New prototypes**
- **Proprietary technology**
- **R&D Centers close to production sites**

Design & Project Management (2)

Strategic locations

Paris

Aberdeen

Oslo

Houston

Kuala Lumpur

Perth

Rio de Janeiro

- **Optimized solutions**
- **"A la carte" engineering**
- **Dedicated teams around the world**

Manufacture and Fabricate (3)

Le Trait (France), Vitoria (Brazil), AsiaFlex (Malaysia)

Spoolbases:
Evanton (UK), Orkanger (Norway), Mobile (USA), Dande (Angola)

Logistic bases:
Vitoria, Angra Porto (Brazil)

Umbilicals:
Newcastle (UK), Houston (USA), Lobito (Angola)

- **Flexibles pipes Umbilicals**
- **Manufacturing plants on all continents**

Install and Monitor (4)







- **Vessels designed to install our pipes**
- **Vertical Laying system**
- **Monitoring**

A High Performing Fleet Venturer Seamec 3 Wellservicer Alliance Skandi Achiever Skandi Arctic Diving support vessels (DSV) 10 units Rigid and flexible pipelay vessels 6 units Sunrise 2000 Deep Blue Apache II Skandi Vitoria Subsea construction vessels (flexlay capability) 3 units Deep Constructor Deep Pioneer Deep Energy Newbuild vessel for Asian Market Vessels under construction Skandi Niteroi

Technip Flexible Pipe Manufacturing Plants Flexi France (Le Trait, France) Workforce: 1,000 Flexible pipe capacity: 480 km Asiaflex Products (Tanjung Langsat, Malaysia) Workforce: nearly 200 Flexible pipe capacity: 150 km Flexibras (Vitoria, Brazil) Workforce: 1,200 Flexible pipe capacity: 380 km

Technip Umbilicals Manufacturing Plants Duco Inc (Houston, US) Workforce: 90 Steel umbilical capacity: 300 km Duco Ltd (Newcastle, UK) Workforce: 350 Steel/plastic umbilical capacity: 300 km Angoflex (Lobito, Angola) Steel umbilical capacity: 100 km Asiaflex Products (Tanjung Langsat, Malaysia) Workforce: nearly 200

Technip Spoolbases Mobile, Alabama, USA Orkanger, Norway Evanton, UK Dande, Angola

Technip in North America

North America Region 2,500 people dedicated to Subsea, Offshore and Onshore segments Head quarter: Houston, Texas Reporting centers in Calgary, Claremont, Mobile, Channelview, Monterrey and Port of Spain A diversified and well-balanced portfolio of businesses Regional Headquarters Spoolbase Manufacturing plant (umbilical) Calgary (Canada) Claremont Monterrey (Mexico) Houston Mobile Channelview Port-of-Spain (Trinidad)

North America Region – Key Clients and Projects

	Subsea	Offshore	Onshore	Recent Project Examples
ExxonMobil	√	√	√	Onshore environmental projects, Marine Well Containment Systems
	√	√		Perdido, Princess
bp	√	√	√	Thunderhorse
Chevron	√	√	√	Tahiti
BR PETROBRAS	√	√	√	Cascade/Chinook
bhpbilliton	√	√		Shenzi
ATP Oil & Gas Corporation	√			Mirage
Mariner Energy	√			Bass Lite
VALERO			√	St Charles, Port Arthur
AIR PRODUCTS			√	Baton Rouge, Garyville
Anadarko Petroleum Corporation	√	√		Jack St Malo, Lucius

Technip

Legal Notices In connection with the proposed merger of Technip and Global Industries, Ltd. ("Global"), Global will file a proxy statement and other documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT GLOBAL AND THE MERGER. Investors and security holders may obtain copies of the proxy statement and other documents that Global files with the SEC (when they are available) free of charge at the SEC's web site at http://www.sec.gov. The definitive statement and other relevant documents may also be obtained (when available) free of charge on Global's web site at http://www.globalind.com or by directing a request to Global, 11490 Westheimer, Suite 400, Houston, Texas 77077, Attention: Investor Relations. Global and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Global in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Global is also included in Global's Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 25, 2011. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Global, as described above.